UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 21, 2004

FLORIDA BUSINESS BANCGROUP, INC.

(Exact name of registrant as specified in its charter)

Florida	333-65101	59-3517595
(State or other jurisdiction Of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

2202 N. Westshore Boulevard, Suite 150, Tampa, FL 33607	34110
(address of principal executive offices)	(Zip Code)

Registrant’s telephone number: (813) 289-0009

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Results of Operation and Financial Condition

On October 21, 2004, the Board of Directors of Florida Business BancGroup, Inc. (“FBBI”) appointed Susanna L. Thayer to the Board as a Class III director. Ms. Thayer is a corporate attorney, having spent the initial years of her career at Holland & Knight, LLP in Boston, Massachusetts. She is currently President of Porter Street Capital, which manages real estate assets. Ms. Thayer is the daughter of FBBI Chief Executive Officer and Chairman A. Bronson Thayer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Florida Business BancGroup, Inc.
(Registrant)
Date: November 23, 2004

/s/ Marti J. Warren
Chief Financial Officer